As filed with the Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	(811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI			53202
(Address of principal executive offices)			(Zip code)

Robert M. Slotky Professionally Managed Portfolios 2020 E. Financial Way, Ste. 100 Glendora, CA 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(414) 765-5348

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2007

Item 1. Report to Stockholders.

ANNUAL REPORT

NOVEMBER 30, 2007

Small Cap Growth Fund

Mid Cap Growth Fund

STEPHENS FUNDS®

Fellow Shareholder:

We are pleased to present this annual report to you. 2007 marks the second full year for the Stephens Small Cap Growth Fund (inception December 2005) and the first full year for the Stephens Mid Cap Growth Fund (inception February 2006). The following is a brief recap of equity markets, our outlook for the year ahead, and finally some specific comments on our Funds.

MARKET OVERVIEW

After several years of below average volatility, 2007 brought us levels of volatility that we have not seen in many years. There was a distinct inflection point across financial markets this summer. The first half of the year was characterized by strong performance across all equities, driven by a strong global economy, record merger and acquisition activity, and a steepening yield curve.

However, in July we saw the first signs of trouble – an increase in delinquencies of consumer debt. The financial crisis we mentioned in our semi-annual report was only just developing. Even as of the writing of this letter, we are still learning more about the magnitude of this debacle. Nearly every large bank has had billions of dollars of write-offs. Homebuilders and mortgage companies have filed for bankruptcy. There is still great disruption in the financial markets.

Even while facing inflation concerns, the Federal Reserve has since lowered interest rates in an attempt to alleviate the pressure. Equity markets initially responded positively to the news, but that rally was short lived. The concerns that were once confined to the home building industry have spread to other credit markets and have impacted consumer stocks. Now, investors fear the combined burdens of reset mortgage payments, falling home prices, inflation for food and energy, and most recently an uptick in unemployment.

Despite the volatile and bearish finish for the Funds' fiscal year, equity markets were up. And importantly, growth strategies outperformed value at every market cap segment.

OUTLOOK

The evidence of a slowdown that we mentioned in our semi-annual letter is now more abundant. Rather than simply a slowdown, it is very possible – likely even – that we are in the early stages of an economic recession. And as we had anticipated, Consumer Discretionary and Financials have been underperformers. As investors try to get ahead of the curve, other economically sensitive sectors may suffer as well. The next few months will provide answers to major macroeconomic questions with which the market has been grappling. Will foreign markets be dragged down with a slower U.S. economy? Will commodity prices retreat coincident with a recession, or could we be entering a period of stagflation? Will we see demand destruction for energy? How will the 2008 Presidential election campaigns shape the markets?

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STEPHENS FUNDS®

The bearishness and the volatility we are seeing in equity markets can be scary, but it also can create great opportunities. Already we are seeing high quality companies with outstanding long term growth prospects trading at discounts. Fear in the market typically causes some investors to throw the baby out with the bathwater. We stand ready to catch the babies.

Additionally, we have been making the case that we are at the very early stages of a shift in investment style dominance. Value strategies outperformed growth for nearly seven years. 2007 marked a dramatic reversal. Although the near term volatility has created some noise, we maintain our belief that growth strategies will continue to offer the potential for excellent performance.

STEPHENS SMALL CAP GROWTH FUND

For the fiscal year ended November 30, 2007, the Stephens Small Cap Growth Fund Class A shares had a return of 14.03%, excluding sales charges. Over the same period, the S&P 500 Index was up only 7.72%, and the Fund's benchmark, the Russell 2000 Growth Index was up 6.12%.

Consumer Discretionary, Healthcare and Information Technology have typically contained the fastest growing stocks and, consequently, are where we concentrate the portfolio. These three sectors were significant absolute and relative performers for the Fund.

The Fund also benefited during the period from the record merger and acquisition activity mentioned above. aQuantive Inc. ("AQNT"), Authorize.net Holdings ("ANET"), Kyphon Inc. ("KYPH"), Adeza Biomedical Corporation ("ADZA"), and New River Pharmaceuticals ("NRPH") were all acquired at significant premiums to market prices. The Fund also profited from a hostile bid for Ventana Medical Systems Inc. ("VMSI").

Less sensitive to the economy and fueled by acquisitions, our Healthcare stocks led the Fund in performance relative to our benchmark and produced solid returns for the period. Our focus on innovative medical device companies, such as Kyphon ("KYPH") and its peer, Nuvasive Inc. ("NUVA"), as well as on diagnostic equipment companies like Ventana Medical Systems ("VMSI") and Gen-Probe Inc. ("GPRO") paid off. We continue our concentration in diagnostics, drug research and innovative technologies that improve patient outcomes or reduce costs within the healthcare system and avoid those facing significant political risk.

Despite the economically sensitive nature of consumer stocks, Consumer Discretionary was a top performing sector for the fund relative to the benchmark. A new generation of gaming platforms launched in 2006 drove returns of GameStop Corp. ("GME"). It was the top contributor to the Fund's return last year, and continued its strong performance throughout 2007. aQuantive Inc. ("AQNT"), acquired this year as mentioned above, was another top contributor.

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STEPHENS FUNDS®

Financial stocks suffered from the subprime fallout referred to earlier, but the Fund beat the benchmark as we avoided stocks facing the greatest mortgage and credit risk. We remain underweight but continue to seek opportunities and believe we may have reached a bottom in terms of exposure.

Energy was not a significant outperformer for us this year, but we continue to maintain an overweight position on the belief that a structural supply problem exists that will allow for sustained high commodity prices – we have a bias towards service companies over exploration and production companies. Although not classified as Energy, we are also believers in the viability of alternative energy technologies and have investments in solar and wind power. One of the largest US solar equipment manufacturers, Sunpower Corp. ("SPWR"), was one of the Fund's top contributors.

Our outperformance in Information Technology stocks was led by investments in companies that deliver software via the Internet, an innovation for the industry. A top performer for the Fund in this area was Vocus Inc. ("VOCS"), which provides software tools for public relations. The Fund also has significant investments in semiconductor, financial technology and defense technology companies. We continue to be underweight in the communications equipment industry.

STEPHENS MID CAP GROWTH FUND

For the fiscal year ended November 30, 2007, the Stephens Mid Cap Growth Fund Class A shares posted a return of 24.69%, excluding sales charges. Over the same time frame, the S&P 500 Index was up only 7.72%, and the Fund's benchmark, the Russell Mid Cap Growth Index, was up 10.13%.

The Stephens Mid Cap Growth Fund was also a beneficiary of the record merger and acquisition activity across the market. Kyphon Inc. ("KYPH"), aQuantive ("AQNT"), Cytyc Corp. ("CYTC"), Cognos Inc. ("COGN"), Station Casinos ("STN"), and Laureate Education Inc. ("LAUR") were acquired by either larger companies or by private equity firms during the period. The Fund also profited from an announced acquisition of Alliance Data Systems Corp. ("ADS").

Healthcare led the Fund in performance relative to the benchmark, and was a top contributing sector as one might expect given the defensive nature of these investments. Intuitive Surgical Inc. ("ISRG"), the Fund's top performer, manufactures equipment designed to save the healthcare system money and produce superior outcomes for patients which is a theme we have capitalized on this year. Performance in the sector was also driven by the acquisitions of Kyphon Inc. ("KYPH") and Cytyc Corp, ("CYTC"). We continue our focus on diagnostic equipment, healthcare cost containment technologies and services, and healthcare I.T., and avoid those facing significant political risk.

The acquisition of aQuantive Inc. ("AQNT") led to the outperformance of the Fund's Consumer Discretionary stocks compared to the benchmark. GameStop Corp. ("GME") was another top contributor while the gaming cycle persisted. As a result of our investment discipline, our positions in this sector

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STEPHENS FUNDS®

remain below that of the benchmark and we maintain our focus on specialty retailers where we experienced the best relative performance.

Energy was a strong performer for the Fund this year and we continue to maintain an overweight position. We benefited from the performance of a long-time holding, National Oilwell Varco Inc. ("NOV"), which provides equipment necessary to build a new generation of drilling rigs. The performance was driven by investments in service companies with more international oil exposure as opposed to domestic natural gas. The Industrial sector was an area of significant outperformance led by investments in aerospace and defense along with solar power.

The outperformance in Information Technology stocks was led by the semiconductor and software industries; the Fund was overweight in both sectors. An investment that benefited from both the growth in semiconductor chips as well as the emergence of the solar industry is MEMC Electronic Materials Inc. ("WFR").

IN CLOSING...

As ever, we are grateful for the trust you have given us. We are very pleased with both Funds' performance this past year, yet we will not rest. We believe that 2008 will be a year of many challenges but also of many opportunities. We will be working diligently in our efforts to seize these opportunities. Thank you for your support. We look forward to serving your investment needs.

Your Fellow Shareholder,

Ryan Edward Crane
Senior Portfolio Manager

Past performance is no guarantee of future results.

Opinions expressed are those of Ryan Edward Crane and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

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STEPHENS FUNDS®

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The S&P 500 index is unmanaged and commonly used to measure performance of U.S. stocks. The Russell® 2000 Growth Index is an unmanaged index representing those Russell® 2000 Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. The Russell Mid Cap® Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 30% of the total market capitalization of the Russell 1000® Index. One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments within the report for a complete list of fund holdings.

This material must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, Distributor. (1/08)

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STEPHENS FUNDS®

SECTOR ALLOCATION AT NOVEMBER 30, 2007 (UNAUDITED)

*  Cash Equivalents and other assets less liabilities

Sector allocations and fund holdings are subject to change at any time and are not a recommendation to buy or sell any security.

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED)

As a shareholder of the Stephens Small Cap Growth Fund or the Stephens Mid Cap Growth Fund (each a "Fund" and collectively the "Funds"), you incur two types of costs: (1) transaction costs, including sales charges or loads; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 – November 30, 2007).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request a redemption be made by wire transfer, currently, the Funds' transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them. An Individual Retirement Account ("IRA") will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition

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STEPHENS FUNDS®

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED), CONTINUED

to the expenses of the Funds. Actual expenses of the underlying funds may vary. These examples are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

STEPHENS SMALL CAP GROWTH FUND

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During the Period June 1, 2007 – November 30, 2007*
Class A Actual	$1,000	$1,034	$7.65
Class A Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.59
Class I Actual	$1,000	$1,035	$6.38
Class I Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.33

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STEPHENS FUNDS®

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED), CONTINUED

STEPHENS MID CAP GROWTH FUND

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During the Period June 1, 2007 – November 30, 2007*
Class A Actual	$1,000	$1,100	$7.90
Class A Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.59
Class I Actual	$1,000	$1,101	$6.58
Class I Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.33

*  Expenses are equal to the Fund's expense ratio for the most recent six month period of 1.50% (reflecting fee waivers in effect) for Class A shares and 1.25% (reflecting fee waivers in effect) for Class I shares, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

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STEPHENS SMALL CAP GROWTH FUND

Stephens Small Cap Growth Fund – Class A
Value of $10,000 vs Russell 2000® Growth Index and S&P 500® Index

Average Annual Total Returns Year Ended November 30, 2007	1 Year	Since Inception (12/1/2005)
Class A	14.03%	9.70%
Class A (with sales charge)	8.09%	6.79%
Russell 2000® Growth Index	6.12%	8.69%
S&P 500® Index	7.72%	10.29%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 1, 2005 (the "Fund's inception"), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

The Fund imposes a 2% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One cannot invest directly in an index.

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STEPHENS SMALL GROWTH CAP FUND

Stephens Small Cap Growth Fund – Class I
Value of $10,000 vs Russell 2000® Growth Index and S&P 500® Index

Average Annual Total Returns Year Ended November 30, 2007	1 Year	Since Inception (9/1/2006)
Class I	14.26%	18.33%
Russell 2000® Growth Index	6.12%	13.00%
S&P 500® Index	7.72%	12.82%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 1, 2006 (the "Class I inception"), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

The Fund imposes a 2% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

The Russell 2000 Growth® Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One cannot invest directly in an index.

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STEPHENS MID CAP GROWTH FUND

Stephens Mid Cap Growth Fund – Class A
Value of $10,000 vs Russell Midcap® Growth Index and S&P 500® Index

Average Annual Total Returns Year Ended November 30, 2007	1 Year	Since Inception (2/1/2006)
Class A	24.69%	11.60%
Class A (with sales charge)	18.18%	8.37%
Russell Midcap® Growth Index	10.13%	8.40%
S&P 500® Index	7.72%	10.29%

This chart illustrates the performance of a hypothetical $10,000 investment made on February 1, 2006 (the "Fund's inception"), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

The Fund imposes a 2% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 30% of the total market capitalization of the Russell 1000® Index. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One cannot invest directly in an index.

WWW.STEPHENSFUNDS.COM

STEPHENS MID CAP GROWTH FUND

Stephens Mid Cap Growth Fund – Class I
Value of $10,000 vs Russell Midcap® Growth Index and S&P 500® Index

Average Annual Total Returns Year Ended November 30, 2007	1 Year	Since Inception (9/1/2006)
Class I	24.91%	26.32%
Russell Midcap® Growth Index	10.13%	16.91%
S&P 500® Index	7.72%	12.82%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 1, 2006 (the "Class I inception"), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-735-7464

The Fund imposes a 2% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 30% of the total market capitalization of the Russell 1000® Index. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One cannot invest directly in an index.

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STEPHENS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2007

	Shares	Value
	COMMON STOCKS - 95.6%
	Aerospace & Defense - 2.4%
5,600	Heico Corp.	$275,856
10,100	Moog, Inc. - Class A*	455,308
3,400	Stanley, Inc.*	116,620
3,800	Triumph Group, Inc.	308,788
		1,156,572
	Air Freight & Logistics - 0.6%
11,295	UTi Worldwide, Inc.	268,030
	Auto Components - 1.7%
18,100	Amerigon, Inc.*	330,868
12,200	LKQ Corp.*	484,462
		815,330
	Biotechnology - 2.7%
13,300	Affymetrix, Inc.*	277,305
10,300	Cepheid, Inc.*	222,789
11,400	Kendle International, Inc.*	492,138
30,000	OraSure Technologies, Inc.*	284,400
		1,276,632
	Capital Markets - 0.5%
1,835	Affiliated Managers Group, Inc.*	227,999
	Chemicals - 0.9%
10,100	Zoltek Co., Inc.*	430,462
	Commercial Banks - 1.4%
8,070	Pinnacle Financial Partners, Inc.*	235,079
13,300	Prosperity Bancshares, Inc.	427,462
		662,541
	Commercial Services & Supplies - 6.3%
6,830	Advisory Board Co.*	444,018
9,500	Cornell Companies, Inc.*	223,440
10,035	CoStar Group, Inc.*	483,587
5,715	CRA International, Inc.*	264,376
13,100	The GEO Group, Inc.*	333,526

The accompanying notes are an integral part of these financial statements.

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STEPHENS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2007, CONTINUED

	Shares	Value
	COMMON STOCKS - 95.6%, CONTINUED
	Commercial Services & Supplies - 6.3%, Continued
8,700	Portfolio Recovery Associates, Inc.	$350,436
19,100	PROS Holdings, Inc.*	328,520
2,400	Strayer Education, Inc.	434,064
5,100	Team, Inc.*	152,388
		3,014,355
	Communications Equipment - 1.1%
7,700	CIENA Corp.*	338,646
7,600	F5 Networks, Inc.*	200,792
		539,438
	Computers & Peripherals - 0.8%
16,000	Stratasys, Inc.*	399,840
	Consumer Finance - 0.8%
22,900	First Cash Financial Services, Inc.*	389,300
	Diversified Telecommunication Services - 0.3%
9,800	Aruba Networks, Inc.*	136,612
	Electronic Equipment & Instruments - 6.3%
11,060	FLIR Systems, Inc.*	760,154
12,945	National Instruments Corp.	431,974
18,500	OSI Systems, Inc.*	458,615
5,500	SunPower Corp. - Class A*	684,420
18,410	Trimble Navigation, Ltd.*	682,459
		3,017,622
	Energy Equipment & Services - 6.5%
5,500	Bolt Technology Corp.*	214,885
6,700	Core Laboratories NV*	785,575
6,200	Dril-Quip, Inc.*	349,804
6,820	Exterran Holdings, Inc.*	545,873
6,200	Hornbeck Offshore Services, Inc.*	255,254
6,630	Oceaneering International, Inc.*	423,060
4,735	T-3 Energy Services, Inc.*	238,691
20,070	TETRA Technologies, Inc.*	317,307
		3,130,449

The accompanying notes are an integral part of these financial statements.

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STEPHENS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2007, CONTINUED

	Shares	Value
	COMMON STOCKS - 95.6%, CONTINUED
	Fire, Marine & Casualty Insurance - 0.9%
13,198	Tower Group, Inc.	$427,879
	Food & Staples Retailing - 1.0%
16,940	United Natural Foods, Inc.*	496,173
	Food Products - 1.2%
12,800	Darling International, Inc.*	131,200
13,910	Hain Celestial Group, Inc.*	460,143
		591,343
	Health Care Equipment & Supplies - 9.7%
25,500	Conceptus, Inc.*	512,295
8,262	ev3, Inc.*	120,956
9,560	Gen-Probe, Inc.*	639,468
9,745	Hologic, Inc.*	646,970
21,070	I-Flow Corp.*	351,237
12,505	LifeCell Corp.*	507,078
17,880	NuVasive, Inc.*	761,152
10,300	Nxstage Medical, Inc.*	132,458
19,300	TomoTherapy, Inc.*	358,980
16,045	Vital Images, Inc.*	289,452
24,100	Volcano Corporation*	352,101
		4,672,147
	Health Care Providers & Services - 6.6%
2,600	Athenahealth, Inc.*	110,916
21,280	Eclipsys Corp.*	493,696
10,080	Healthways, Inc.*	588,369
9,800	ICON PLC - ADR*	581,238
20,800	PSS World Medical, Inc.*	398,944
13,410	Psychiatric Solutions Inc.*	489,867
12,755	VCA Antech, Inc.*	523,338
		3,186,368

The accompanying notes are an integral part of these financial statements.

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STEPHENS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2007, CONTINUED

	Shares	Value
	COMMON STOCKS - 95.6%, CONTINUED
	Hotels, Restaurants & Leisure - 4.1%
14,920	BJ's Restaurants, Inc.*	$265,427
7,280	Gaylord Entertainment Co.*	306,197
6,325	Panera Bread Co. - Class A*	253,443
13,545	Pinnacle Entertainment, Inc.*	371,810
9,900	Sonic Corp.*	241,560
15,100	WMS Industries, Inc.*	504,340
		1,942,777
	Insurance - 0.8%
25,300	Hallmark Financial Services, Inc.*	378,488
	Internet & Catalog Retail - 1.7%
4,100	Blue Nile, Inc.*	302,621
11,500	VistaPrint, Ltd.*	510,600
		813,221
	Internet Software & Services - 7.2%
61,459	CyberSource Corp.*	897,916
10,600	DealerTrack Holdings, Inc.*	450,924
7,100	Digital River, Inc.*	274,557
15,505	Omniture, Inc.*	440,497
38,900	Online Resources Corp.*	365,660
11,400	ValueClick, Inc.*	269,496
24,070	Vocus, Inc.*	755,798
		3,454,848
	IT Services - 1.6%
24,010	Euronet Worldwide, Inc.*	786,567
	Kidney Dialysis Centers - 0.4%
24,800	Dialysis Corp of America*	208,568
	Life Insurance - 0.6%
10,200	IPC Holdings, Ltd.	301,512
	Machinery - 0.3%
2,000	Valmont Industries, Inc.	156,980

The accompanying notes are an integral part of these financial statements.

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STEPHENS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2007, CONTINUED

	Shares	Value
	COMMON STOCKS - 95.6%, CONTINUED
	Media - 0.9%
15,200	National CineMedia, Inc.*	$420,736
	Metals & Mining - 0.4%
2,800	RTI International Metals, Inc.*	205,632
	Oil & Gas Field Equipment - 0.3%
6,860	Tesco Corp.*	150,097
	Oil, Gas & Consumable Fuels - 1.9%
4,800	Carrizo Oil & Gas, Inc.*	232,560
6,800	Goodrich Petroleum Corp.*	166,124
16,100	Petrohawk Energy Corp.*	262,430
7,625	World Fuel Services Corp.	241,255
		902,369
	Pharmaceuticals - 1.1%
8,915	MGI Pharma, Inc.*	308,548
19,560	Salix Pharmaceuticals, Ltd.*	222,202
		530,750
	Prepackaged Software - 2.6%
18,050	Blackbaud, Inc.	513,703
30,800	Phase Forward, Inc.*	751,520
		1,265,223
	Semiconductor & Semiconductor Equipment - 6.6%
34,420	ARM Holdings PLC - ADR	283,277
10,600	Atheros Communications, Inc.*	312,594
10,200	FormFactor, Inc.*	386,988
8,000	Hittite Microwave Corp.*	345,520
3,000	JA Solar Holdings Co., Ltd. - ADR*	178,020
16,530	Microsemi Corp.*	378,206
20,400	Nextest Systems Corp.*	270,912
10,200	Power Integrations, Inc.*	306,816
22,700	Semtech Corp.*	346,402
8,170	Varian Semiconductor Equipment Associates, Inc.*	339,137
		3,147,872

The accompanying notes are an integral part of these financial statements.

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STEPHENS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2007, CONTINUED

	Shares	Value
	COMMON STOCKS - 95.6%, CONTINUED
	Software - 7.3%
14,300	Ansys, Inc.*	$555,698
9,300	BladeLogic, Inc.*	227,478
6,500	Factset Research Systems, Inc.	407,420
8,700	MICROS Systems, Inc.*	627,618
11,000	Quality Systems, Inc.	325,490
5,940	SPSS, Inc.*	214,672
16,600	THQ, Inc.*	405,870
14,715	Ultimate Software Group, Inc.*	480,739
11,355	VASCO Data Security International, Inc.*	254,806
		3,499,791
	Specialty Retail - 4.5%
13,965	Aaron Rents, Inc.	280,836
10,290	GameStop Corp. - Class A*	591,160
7,340	Guess?, Inc.	344,466
10,700	Hibbett Sporting Goods, Inc.*	229,194
7,725	Tween Brands, Inc.*	194,516
6,100	Ulta Salon, Cosmetics & Fragrance, Inc.*	157,014
13,070	Zumiez, Inc.*	363,346
		2,160,532
	Textiles, Apparel & Luxury Goods - 0.9%
8,900	FGX International Holdings, Ltd.*	134,835
5,700	Under Armour, Inc.*	283,176
		418,011
	Trading Companies & Distributors - 0.7%
8,245	MSC Industrial Direct Co., Inc. - Class A	356,349
TOTAL COMMON STOCKS (Cost $38,194,258)		45,939,415

The accompanying notes are an integral part of these financial statements.

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STEPHENS SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2007, CONTINUED

	Shares	Value
	SHORT-TERM INVESTMENTS - 4.7%
	Money Market Funds - 4.7%
1,776,235	AIM Liquid Assets Portfolio - Institutional Class	$1,776,235
488,041	AIM Short-Term Prime - Institutional Class	488,041
		2,264,276
TOTAL SHORT-TERM INVESTMENTS (Cost $2,264,276)		2,264,276
TOTAL INVESTMENTS IN SECURITIES - 100.3% (Cost $40,458,534)		48,203,691
Liabilities in Excess of Other Assets - (0.3)%		(162,503)
TOTAL NET ASSETS - 100.0%		$48,041,188

  *  Non-income producing security.

  ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

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STEPHENS MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2007

	Shares	Value
	COMMON STOCKS - 95.8%
	Aerospace & Defense - 3.0%
5,550	BE Aerospace, Inc.*	$260,850
1,845	Precision Castparts Corp.	271,842
		532,692
	Air Freight & Logistics - 0.6%
4,165	UTi Worldwide, Inc.	98,835
	Beverages - 0.7%
1,750	Brown-Forman Corp. - Class B	123,620
	Biological Products - 1.3%
10,750	QIAGEN*	226,503
	Biotechnology - 0.4%
1,030	Cephalon, Inc.*	77,168
	Capital Markets - 1.7%
1,530	Affiliated Managers Group, Inc.*	190,102
3,450	Calamos Asset Management, Inc.	102,155
		292,257
	Chemicals - 0.8%
2,925	Airgas, Inc.	144,729
	Commercial Banks - 1.3%
1,750	Cullen/Frost Bankers, Inc.	92,068
4,000	Prosperity Bancshares, Inc.	128,560
		220,628
	Commercial Services & Supplies - 3.4%
4,900	Corrections Corp. of America*	149,499
2,750	IHS, Inc.*	192,885
4,400	Stericycle, Inc.*	258,940
		601,324
	Communications Equipment - 1.9%
4,650	CIENA Corp.*	204,507
2,600	F5 Networks, Inc.*	68,692
2,050	Riverbed Technology, Inc.*	57,974
		331,173

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

STEPHENS MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2007, CONTINUED

	Shares	Value
	COMMON STOCKS - 95.8%, CONTINUED
	Computers & Peripherals - 0.6%
2,850	SanDisk Corp.*	$106,704
	Diversified Financial Services - 1.5%
200	CME Group, Inc.	131,720
750	InterContinental Exchange, Inc.*	125,220
		256,940
	Electrical Equipment - 1.2%
3,300	Roper Industries, Inc.	209,385
	Electronic Equipment & Instruments - 7.6%
4,650	FLIR Systems, Inc.*	319,595
6,020	National Instruments Corp.	200,887
2,550	SunPower Corp. - Class A*	317,322
2,600	Suntech Power Holdings Co., Ltd - ADR*	205,842
7,960	Trimble Navigation, Ltd.*	295,077
		1,338,723
	Energy Equipment & Services - 7.0%
1,400	CGG Veritas - ADR	84,070
1,400	Core Laboratories NV*	164,150
1,650	Exterran Holdings, Inc.*	132,066
4,540	FMC Technologies, Inc.*	252,333
3,860	National-Oilwell Varco, Inc.*	263,059
4,150	Noble Corp.	216,340
7,110	TETRA Technologies, Inc.*	112,409
		1,224,427
	Food Products - 0.5%
750	Bunge, Ltd.	84,255
	Health Care Equipment & Supplies - 6.1%
4,435	Gen-Probe, Inc.*	296,657
4,774	Hologic, Inc.*	316,946
4,100	Idexx Laboratories, Inc.*	248,050
4,675	ResMed, Inc.*	214,115
		1,075,768

The accompanying notes are an integral part of these financial statements.

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STEPHENS MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2007, CONTINUED

	Shares	Value
	COMMON STOCKS - 95.8%, CONTINUED
	Health Care Providers & Services - 8.5%
4,545	Cerner Corp.*	$271,564
2,080	DaVita, Inc.*	128,877
4,400	Express Scripts, Inc.*	298,100
1,650	Healthways, Inc.*	96,310
2,345	Henry Schein, Inc.*	138,707
2,500	Pediatrix Medical Group, Inc.*	161,650
3,845	Psychiatric Solutions, Inc.*	140,458
6,030	VCA Antech, Inc.*	247,411
		1,483,077
	Hotels, Restaurants & Leisure - 2.2%
2,745	Gaylord Entertainment Co.*	115,455
4,020	Pinnacle Entertainment, Inc.*	110,349
1,300	Wynn Resorts, Ltd.	165,022
		390,826
	Insurance - 0.9%
5,130	HCC Insurance Holdings, Inc.	157,696
	Internet Software & Services - 1.8%
2,950	Akamai Technologies, Inc.*	112,277
4,100	ValueClick, Inc.*	96,924
2,750	VeriSign, Inc.*	112,475
		321,676
	IT Services - 5.0%
2,560	Cognizant Technology Solutions Corp. - Class A*	79,616
8,090	Euronet Worldwide, Inc.*	265,028
4,855	Global Payments, Inc.	209,833
8,845	Iron Mountain, Inc.*	322,666
		877,143
	Life Insurance - 0.6%
3,500	IPC Holdings, Ltd.	103,460
	Life Science Tools & Services - 2.9%
4,030	Covance, Inc.*	351,940
1,990	Millipore Corp.*	162,941
		514,881

The accompanying notes are an integral part of these financial statements.

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STEPHENS MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2007, CONTINUED

	Shares	Value
	COMMON STOCKS - 95.8%, CONTINUED
	Machinery - 1.8%
1,400	AGCO Corp.*	$96,516
2,680	Joy Global, Inc.	155,440
750	Valmont Industries, Inc.	58,867
		310,823
	Medical Devices - 2.1%
1,105	Intuitive Surgical, Inc.*	362,086
	Metals & Mining - 0.5%
1,150	RTI International Metals, Inc.*	84,456
	Oil, Gas & Consumable Fuels - 3.8%
2,130	Newfield Exploration Co.*	106,181
2,850	Quicksilver Resources, Inc.*	144,210
5,400	Range Resources Corp.	219,672
4,130	Southwestern Energy Co.*	205,550
		675,613
	Pharmaceuticals - 0.5%
1,255	Shire PLC - ADR	89,042
	Semiconductor & Semiconductor Equipment - 7.8%
27,065	ARM Holdings PLC - ADR	222,745
5,161	ASML Holding N.V. - ADR*	179,345
5,990	Intersil Corp. - Class A	149,391
1,800	KLA-Tencor Corp.	86,544
3,470	MEMC Electronic Materials, Inc.*	269,202
5,730	Microchip Technology, Inc.	164,967
4,775	NVIDIA Corp.*	150,603
3,475	Varian Semiconductor Equipment Associates, Inc.*	144,247
		1,367,044
	Software - 6.6%
11,060	Activision, Inc.*	244,979
3,405	Autodesk, Inc.*	160,341
3,100	Cognos, Inc.*	177,568
2,400	Factset Research Systems, Inc.	150,432
5,050	Nuance Communications, Inc.*	101,909

The accompanying notes are an integral part of these financial statements.

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STEPHENS MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2007, CONTINUED

	Shares	Value
	COMMON STOCKS - 95.8%, CONTINUED
	Software - 6.6%, Continued
6,440	Red Hat, Inc.*	$128,929
3,405	Salesforce.com, Inc.*	193,166
		1,157,324
	Specialty Retail - 6.9%
2,480	Abercrombie & Fitch Co. - Class A	203,459
4,100	Dick's Sporting Goods, Inc.*	128,166
5,280	GameStop Corp. - Class A*	303,336
4,750	Guess ?, Inc.	222,918
4,750	Petsmart, Inc.	135,280
5,050	Urban Outfitters, Inc.*	132,310
2,950	Zumiez, Inc.*	82,010
		1,207,479
	Textiles, Apparel & Luxury Goods - 2.1%
1,800	CROCS, Inc.*	70,254
2,440	Polo Ralph Lauren Corp.	168,311
2,750	Under Armour, Inc.*	136,620
		375,185
	Trading Companies & Distributors - 1.3%
1,980	Fastenal Co.	78,487
3,430	MSC Industrial Direct Co., Inc. - Class A	148,245
		226,732
	Wireless Telecommunication Services - 0.9%
2,845	NII Holdings, Inc.*	156,930
TOTAL COMMON STOCKS (Cost $14,259,950)		16,806,604

The accompanying notes are an integral part of these financial statements.

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STEPHENS MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2007, CONTINUED

	Shares	Value
	SHORT-TERM INVESTMENTS - 3.7%
	Money Market Funds - 3.7%
548,775	AIM Liquid Assets Portfolio - Institutional Class	$548,775
99,337	AIM Short-Term Prime - Institutional Class	99,337
		648,112
TOTAL SHORT-TERM INVESTMENTS (Cost $648,112)		648,112
TOTAL INVESTMENTS IN SECURITIES - 99.5% (Cost $14,908,062)		17,454,716
Other Assets in Excess of Liabilities - 0.5%		80,986
TOTAL NET ASSETS - 100.0%		$17,535,702

  *  Non-income producing security.

  ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

STEPHENS FUNDS®

STATEMENTS OF ASSETS AND LIABILITIES AT NOVEMBER 30, 2007

	Stephens Small Cap Growth Fund	Stephens Mid Cap Growth Fund
ASSETS
Investments in securities, at value* (Note 2)	$48,203,691	$17,454,716
Cash	—	119
Receivables:
Investment securities sold	91,164	—
Fund shares sold	23,688	109,485
Dividends and interest	20,576	15,550
Due from advisor, net	—	2,419
Prepaid expenses	12,796	9,604
Total assets	48,351,915	17,591,893
LIABILITIES
Payables:
Investment securities purchased	204,556	—
Distribution fees	17,900	5,255
Investment advisory fees, net	23,981	—
Administration fees	4,741	3,288
Fund accounting fees	9,987	7,664
Transfer agent fees	12,553	8,048
Custody fees	2,610	1,773
Chief compliance officer fees	925	926
Other accrued expenses	33,474	29,237
Total liabilities	310,727	56,191
NET ASSETS	$48,041,188	$17,535,702
COMPONENTS OF NET ASSETS
Paid-in capital	$40,343,274	$15,163,331
Accumulated net realized loss on investments and options	(47,243)	(174,283)
Net unrealized appreciation on investments	7,745,157	2,546,654
Net assets	$48,041,188	$17,535,702
* Cost of Investments	$40,458,534	$14,908,062

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

STEPHENS FUNDS®

STATEMENTS OF ASSETS AND LIABILITIES AT NOVEMBER 30, 2007, CONTINUED

	Stephens Small Cap Growth Fund	Stephens Mid Cap Growth Fund
Class A:
Net assets	$38,970,736	$13,842,803
Shares issued and outstanding (unlimited number of shares authorized without par value)	3,240,248	1,133,060
Net asset value, and redemption price per share	$12.03	$12.22
Maximum offering price per share** (net asset value per share/front-end sales charge) ($12.03/94.75%)	$12.70
($12.22/94.75%)		$12.90
Class I:
Net assets	$9,070,452	$3,692,899
Shares issued and outstanding (unlimited number of shares authorized without par value)	735,033	275,858
Net asset value, offering price, and redemption price per share	$12.34	$13.39

** On purchases of $25,000 or more the front-end sales charge is reduced.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

STEPHENS FUNDS®

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED NOVEMBER 30, 2007

	Stephens Small Cap Growth Fund	Stephens Mid Cap Growth Fund
INVESTMENT INCOME
Income
Dividends (net of $411 and $203 foreign withholding tax, respectively)	$82,830	$42,844
Interest	61,158	15,566
Total investment income	143,988	58,410
EXPENSES (NOTE 3)
Investment advisory fees	331,929	87,595
Distribution fees - Class A	107,563	27,275
Transfer agent fees	55,486	47,508
Administration fees	53,120	35,795
Registration fees	52,456	42,959
Fund accounting fees	47,822	35,833
Audit fees	18,500	18,500
Reports to shareholders	16,907	13,818
Legal fees	14,565	11,660
Custody fees	14,254	9,961
Trustee fees	9,609	7,770
Miscellaneous expenses	7,384	7,332
Chief compliance officer fees	5,646	5,646
Insurance expense	5,119	1,189
Total expenses	740,360	352,841
Less fees waived	(79,636)	(179,613)
Net expenses	660,724	173,228
Net investment loss	(516,736)	(114,818)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS WRITTEN
Net realized gain on investments	1,114,299	328,728
Net realized gain on options written	14,125	—
Change in unrealized appreciation on investments	4,938,504	2,212,499
Change in unrealized depreciation on options written	(792)	—
Net realized and unrealized gain on investments	6,066,136	2,541,227
Net increase in net assets resulting from operations	$5,549,400	$2,426,409

The accompanying notes are an integral part of these financial statements.

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STEPHENS FUNDS®

STATEMENTS OF CHANGES IN NET ASSETS

Stephens Small Cap Growth Fund

	Year Ended November 30, 2007	Period Ended November 30, 2006(1)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(516,736)	$(447,075)
Net realized gain (loss) on investments	1,114,299	(1,180,396)
Net realized gain on options written	14,125	4,729
Change in unrealized appreciation on investments	4,938,504	2,806,653
Change in unrealized appreciation (depreciation) on options written	(792)	792
Net increase in net assets resulting from operations	5,549,400	1,184,703
CAPITAL SHARE TRANSACTIONS (NOTE 3)
Net increase (decrease) in net assets derived from net change in outstanding shares - Class A (a)(b)	(9,568,678)	41,527,532
Net increase in net assets derived from net change in outstanding shares - Class I (c)	8,848,231	500,000
Total increase (decrease) in net assets from capital share transactions	(720,447)	42,027,532
Total increase in net assets	4,828,953	43,212,235
NET ASSETS
Beginning of year/period	43,212,235	—
End of year/period	$48,041,188	$43,212,235

(a) Summary of capital share transactions for Class A is as follows:

	Year Ended November 30, 2007		Period Ended November 30, 2006(1)
	Shares	Value	Shares	Value
Shares sold	533,954	$6,374,228	4,733,166	$48,472,383
Shares redeemed (b)	(1,337,482)	(15,942,906)	(689,390)	(6,944,851)
Net increase (decrease)	(803,528)	$(9,568,678)	4,043,776	$41,527,532

(b) Net of redemption fees of $1,663 and $23,700, respectively.

The accompanying notes are an integral part of these financial statements.

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STEPHENS FUNDS®

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

(c) Summary of capital share transactions for Class I is as follows:

	Year Ended November 30, 2007		Period Ended November 30, 2006(2)
	Shares	Value	Shares	Value
Shares sold	690,639	$8,918,177	50,000	$500,000
Shares redeemed	(5,606)	(69,946)	—	—
Net increase	685,033	$8,848,231	50,000	$500,000

  (1)   Fund commenced operations on December 1, 2005.

  (2)  Class I shares have been offered since September 1, 2006.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

STEPHENS FUNDS®

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

Stephens Mid Cap Growth Fund

	Year Ended November 30, 2007	Period Ended November 30, 2006(1)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(114,818)	$(77,864)
Net realized gain (loss) on investments	328,728	(503,011)
Change in unrealized appreciation on investments	2,212,499	334,155
Net increase (decrease) in net assets resulting from operations	2,426,409	(246,720)
CAPITAL SHARE TRANSACTIONS (NOTE 3)
Net increase in net assets derived from net change in outstanding shares - Class A (a)(b)	932,366	10,886,308
Net increase in net assets derived from net change in outstanding shares - Class I (c)	3,037,339	500,000
Total increase in net assets from capital share transactions	3,969,705	11,386,308
Total increase in net assets	6,396,114	11,139,588
NET ASSETS
Beginning of year/period	11,139,588	—
End of year/period	$17,535,702	$11,139,588

(a) Summary of capital share transactions for Class A is as follows:

	Year Ended November 30, 2007		Period Ended November 30, 2006(1)
	Shares	Value	Shares	Value
Shares sold	272,136	$3,282,869	1,150,723	$11,534,817
Shares redeemed (b)	(220,660)	(2,350,503)	(69,139)	(648,509)
Net increase	51,476	$932,366	1,081,584	$10,886,308

(b) Net of redemption fees of $9 and $1,424, respectively.

The accompanying notes are an integral part of these financial statements.

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STEPHENS FUNDS®

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

(c) Summary of capital share transactions for Class I is as follows:

	Year Ended November 30, 2007		Period Ended November 30, 2006(2)
	Shares	Value	Shares	Value
Shares sold	246,192	$3,302,692	50,000	$500,000
Shares redeemed	(20,334)	(265,353)	—	—
Net increase	225,858	$3,037,339	50,000	$500,000

  (1)   Fund commenced operations on February 1, 2006.

  (2)  Class I shares have been offered since September 1, 2006.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

STEPHENS FUNDS®

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIODS

Stephens Small Cap Growth Fund

CLASS A	Year Ended November 30, 2007	Period Ended November 30, 2006(1)
Net asset value, beginning of year/period	$10.55	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(0.16)	(0.11)
Net realized and unrealized gain on investments	1.64	0.65
Total from investment operations	1.48	0.54
LESS DISTRIBUTIONS
From net investment income	—	—
From net realized gain	—	—
Total distributions	—	—
Paid-in capital from redemption fees (Note 2)	0.00 *	0.01
Net asset value, end of year/period	$12.03	$10.55
Total return without sales load.	14.03%	5.50	%^
Total return with sales load.	8.09%	0.00	%^
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (millions)	$39.0	$42.7
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	1.68%	1.62	%+
After fees waived and expenses absorbed	1.50%	1.46	%+
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	(1.36%)	(1.25	%)+
After fees waived and expenses absorbed	(1.18%)	(1.09	%)+
Portfolio turnover rate	51%	70	%^

  (1)  Fund commenced operations on December 1, 2005.

  *  Amount less than $0.01.

  ^  Not annualized.

  +  Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

STEPHENS FUNDS®

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIODS, CONTINUED

Stephens Small Cap Growth Fund

CLASS I	Year Ended November 30, 2007	Period Ended November 30, 2006(1)
Net asset value, beginning of year/period	$10.80	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(0.01)	(0.03)
Net realized and unrealized gain on investments	1.55	0.83
Total from investment operations	1.54	0.80
Net asset value, end of year/period	$12.34	$10.80
Total return	14.26%	8.00	%^
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (millions)	$9.1	$0.5
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	1.43%	1.41	%+
After fees waived and expenses absorbed	1.25%	1.25	%+
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	(1.11%)	(1.23	%)+
After fees waived and expenses absorbed	(0.93%)	(1.07	%)+
Portfolio turnover rate	51%	70	%^

  (1)  Class I shares have been offered since September 1, 2006.

  ^  Not annualized.

  +  Annualized.

The accompanying notes are an integral part of these financial statements.

WWW.STEPHENSFUNDS.COM

STEPHENS FUNDS®

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIODS, CONTINUED

Stephens Mid Cap Growth Fund

CLASS A	Year Ended November 30, 2007	Period Ended November 30, 2006(1)
Net asset value, beginning of year/period	$9.80	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	2.52	(0.13)
Total from investment operations	2.42	(0.20)
LESS DISTRIBUTIONS
From net investment income	—	—
From net realized gain	—	—
Total distributions	—	—
Paid-in capital from redemption fees (Note 2)	0.00 *	0.00	*
Net asset value, end of year/period	$12.22	$9.80
Total return without sales load.	24.69%	(2.00	)%^
Total return with sales load.	18.18%	(7.11	)%^
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (millions)	$13.8	$10.6
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	3.14%	3.24	%+
After fees waived and expenses absorbed	1.50%	1.50	%+
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	(2.65%)	(2.71	%)+
After fees waived and expenses absorbed	(1.01%)	(0.97	%)+
Portfolio turnover rate	52%	29	%^

  (1)  Fund commenced operations on February 1, 2006.

  *  Amount less than $0.01.

  ^  Not annualized.

  +  Annualized.

The accompanying notes are an integral part of these financial statements.

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STEPHENS FUNDS®

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIODS, CONTINUED

Stephens Mid Cap Growth Fund

CLASS I	Year Ended November 30, 2007	Period Ended November 30, 2006(1)
Net asset value, beginning of year/period	$10.72	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(0.02)	(0.02)
Net realized and unrealized gain on investments	2.69	0.74
Total from investment operations	2.67	0.72
Net asset value, end of year/period	$13.39	$10.72
Total return	24.91%	7.20	%^
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year/period (millions)	$3.7	$0.5
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	2.89%	3.13	%+
After fees waived and expenses absorbed	1.25%	1.25	%+
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
Before fees waived and expenses absorbed	(2.40%)	(2.65	%)+
After fees waived and expenses absorbed	(0.76%)	(0.77	%)+
Portfolio turnover rate	52%	29	%^

  (1)  Class I shares have been offered since September 1, 2006.

  ^  Not annualized.

  +  Annualized.

The accompanying notes are an integral part of these financial statements.

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STEPHENS FUNDS®

NOTES TO FINANCIAL STATEMENTS AT NOVEMBER 30, 2007

NOTE 1 – ORGANIZATION

Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund (collectively the "Funds") are diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. The Funds commenced operations on December 1, 2005 and February 1, 2006, respectively.

The Funds offer Class A and Class I shares. Class A shares are sold with a front-end sales charge. Class I shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Funds' investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® ("NASDAQ"), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price ("NOCP"). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Options on securities shall be valued at the mean between the most recent quoted bid and asked quotations.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.

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STEPHENS FUNDS®

NOTES TO FINANCIAL STATEMENTS AT NOVEMBER 30, 2007, CONTINUED

These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds' Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of November 30, 2007, the Funds did not hold fair valued securities.

B.  Option Writing. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.  Federal Income Taxes. Each Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after November 30 and within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. At November 30, 2007, the

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STEPHENS FUNDS®

NOTES TO FINANCIAL STATEMENTS AT NOVEMBER 30, 2007, CONTINUED

Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund had capital loss carryforwards available for federal income tax purposes of $30,875 which expires in 2014, and $172,665 which expires in 2015, respectively, to offset future gains.

D.  Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a first-in, first out basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

E.  Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

G.  Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading. Class A shares are sold with a front-end sales charge of 5.25%. Purchases greater than $25,000 into the Funds are offered at a reduced sales charge. For Class I shares, the offering and redemption price per share for each Fund is equal to each Fund's net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

H.  Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net assets per value per share. For the year ended November 30, 2007, the Stephens Small Cap Growth Fund decreased accumulated net investment loss by $516,736 and decreased paid-in-capital by $516,736 due to certain permanent book and tax differences. Net assets were not affected by the change. For the year ended November 30, 2007, the Stephens Mid Cap Growth Fund decreased

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STEPHENS FUNDS®

NOTES TO FINANCIAL STATEMENTS AT NOVEMBER 30, 2007, CONTINUED

accumulated net investment loss by $114,818 and decreased paid-in-capital by $114,818 due to certain permanent book and tax differences. Net assets were not affected by the change.

I.  Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J.  New Accounting Pronouncements. Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a "more likely than not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more likely than not" threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal and the state of Massachusetts. As of November 30, 2007, open Federal and Massachusetts tax years include the tax years ended March 31, 2006 through 2007. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds' financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end November 30, 2007. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Funds believe adoption of SFAS 157 will have no material impact on its financial statements.

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STEPHENS FUNDS®

NOTES TO FINANCIAL STATEMENTS AT NOVEMBER 30, 2007, CONTINUED

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Stephens Investment Management Group, LLC, (the "Advisor") provides the Funds with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Funds. For the year ended November 30, 2007, Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund incurred $331,929, and $87,595 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund's total net expenses to not more than 1.50% of average daily net assets for Class A shares, and not more than 1.25% of average daily net assets for Class I shares. The contract's term expires December 1, 2008 for the Stephens Small Cap Growth Fund and February 1, 2009 for the Stephens Mid Cap Growth Fund. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended November 30, 2007, the Advisor waived fees of $79,636, and $179,613 for the Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund, respectively.

At November 30,2007, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be recouped are shown in the table below. The Advisor may recapture a portion of the unreimbursed amounts no later than the date stated.

Stephens Small Cap Growth Fund		Stephens Mid Cap Growth Fund
Year of Expiration	Amount	Year of Expiration	Amount
November 30, 2009	$64,202	November 30, 2009	$139,483
November 30, 2010	$79,636	November 30, 2010	$179,613

The Funds must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds' Administrator (the "Administrator") and, in that capacity, performs various administrative and accounting services for each Fund. USBFS also serves as the Funds' fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for each Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants;

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STEPHENS FUNDS®

NOTES TO FINANCIAL STATEMENTS AT NOVEMBER 30, 2007, CONTINUED

coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator received a monthly fee from each Fund at the following annual rates:

Minimum	$30,000

Under $50 million	0.12% of average daily net assets

$50 to $200 million	0.10% of average daily net assets

Over $200 million	0.05% of average daily net assets

Effective May 1, 2007, the Administrator receives a monthly fee at the following rates:

Minimum	$40,000

Under $50 million	0.12% of average daily net assets

$50 to $200 million	0.10% of average daily net assets

Over $200 million	0.05% of average daily net assets

For the year ended November 30, 2007, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund incurred $58,120, and $35,795 in Administration fees, respectively. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended November 30, 2007, the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund were allocated $5,646 and $5,646, respectively, of the Trust's Chief Compliance Officer Fees.

Quasar Distributors, LLC (the "Distributor") serves as the Funds' principal underwriter in a continuous public offering of each Fund's shares. U.S. Bank, N.A., serves as custodian (the "Custodian") to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act with respect to Class A shares. The Plan provides that the Funds may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Class A shares. No distribution or shareholder servicing fees are paid by Class I shares. These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities. For the year ended November 30, 2007, Stephens Inc., an affiliate of Stephens Investment Management Group, LLC, received distribution fees of $87,106 from the Stephens Small Cap Growth Fund and $25,193 from the Stephens Mid Cap Growth Fund under the Plan. For the year ended November 30, 2007, Stephens, Inc., also received sales commissions of $40,036 from the Stephens Small Cap Growth Fund and $23,149 from the Stephens Mid Cap Growth Fund.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term securities, U.S. Government securities and options for Stephens Small Cap Growth Fund for the year ended November 30, 2007, were $21,979,115 and $25,120,210, respectively and for Stephens Mid Cap Growth Fund for the year ended November 30, 2007, were $9,294,143 and $5,966,433, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended November 30, 2007.

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STEPHENS FUNDS®

NOTES TO FINANCIAL STATEMENTS AT NOVEMBER 30, 2007, CONTINUED

NOTE 5 – OPTIONS WRITTEN

Transactions in options written for the year ended November 30, 2007, were as follows:

Small Cap Growth Fund	Number of Contracts	Premium Amount
Balance at November 30, 2006	25	$3,145
Opened	110	21,683
Expired	(74)	(11,805)
Exercised	(27)	(7,629)
Closed	(34)	(5,394)
Balance at November 30, 2007	0	$0

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

For the year ended November 30, 2007 and period ended November 30, 2006, there were no distributions for the Funds.

As of November 30, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

  Small Cap Growth Fund  Mid Cap Growth Fund

Cost of investments	$40,474,902	$14,909,680
Gross unrealized appreciation	$10,241,667	$3,091,310
Gross unrealized depreciation	(2,512,878)	(546,274)
Net unrealized appreciation	$7,728,789	$2,545,036
Undistributed ordinary income	$—	$—
Undistributed long-term capital gain	—	—
Total distributable earnings	$—	$—
Other accumulated gains/(losses)	(30,875)	(172,665)
Total accumulated gains	$7,697,914	$2,372,371

The difference between the basis of investments for federal income purposes from their cost for financial reporting purposes was primarily due to wash sales deferred for federal income tax purposes.

NOTE 7 – CREDIT FACILITY

U.S Bank, N.A. (the "Bank") has made available to the Funds a credit facility to be used for temporary or extraordinary purposes. During the year ended November 30, 2007 the Funds did not draw on the line of credit and there were no loan payable balances for the Funds at November 30, 2007.

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STEPHENS FUNDS®

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund, each a series of shares of Professionally Managed Portfolios (the "Trust"), including the schedules of investments as of November 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund as of November 30, 2007, the results of their operations for the year then ended, changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2008

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STEPHENS FUNDS®

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

STEPHENS SMALL CAP GROWTH FUND STEPHENS MID CAP GROWTH FUND

At a meeting held on August 13 and 14, 2007, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for each of the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund (the "Funds") with Stephens Investment Management Group, LLC (the "Advisor") for another annual term. At this meeting and at a prior meeting held on July 18 and 19, 2007, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements. In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board's approval of the continuance of the Advisory Agreements:

1.  The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements. The Board considered the Advisor's specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor's compliance record and the Advisor's business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board's knowledge of the Advisor's operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.  The Funds' historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Funds as of May 31, 2007 on both an absolute basis, and in comparison to their peer funds as classified by Lipper.

For the Stephens Small Cap Growth Fund, the Board noted that the Fund's performance was at or above the median of its peer group for the year-to-date and six month time periods and was below the median of its peer group for the nine month and one-year time periods. The Fund was ranked

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STEPHENS FUNDS®

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

STEPHENS SMALL CAP GROWTH FUND STEPHENS MID CAP GROWTH FUND, CONTINUED

in the third quartile for the year-to-date, six month and nine month time periods, and was ranked in the fourth quartile for the one year time period. The Board noted that the Fund had only recently commenced investment operations and concluded that the Advisor's performance was satisfactory under current market conditions. The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that it was satisfied with the Fund's overall performance record.

For the Stephens Mid Cap Growth Fund, the Board noted that the Fund's performance was at or above the median of its peer group for the year-to-date and six month time periods and was below the median of its peer group for the nine month and one-year time periods. The Fund was ranked in the second quartile for the six month time period, was ranked in the third quartile for the year-to-date and nine month time periods, and was ranked in the fourth quartile for the one year time period. The Board noted that the Fund had only recently commenced investment operations and concluded that the Advisor's performance was satisfactory under current market conditions. The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that it was satisfied with the Fund's overall performance record.

3.  The costs of the services to be provided by the Advisor and the structure of the Advisor's fees under the Advisory Agreements. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements. The Board received information that the advisory fees were below the fee the Advisor charges its separately managed accounts, which generally follow the same investment strategies as the Funds, although the fee the Advisor charges its separately managed accounts is negotiable. The Board noted that the Advisor had agreed to waive its fees or reimburse the Funds for certain of their expenses to the extent necessary to maintain an annual expense ratio for the Funds of 1.50% for their Class A Shares and 1.25% for their Class I Shares.

For the Stephens Small Cap Growth Fund, the Board noted that the Fund's advisory fee was below the peer group median both on a contractual basis and net of fee waivers or expense reimbursements. The Board also noted that the Fund's total expense ratio was below the peer group median. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

For the Stephens Mid Cap Growth Fund, the Board noted that the Fund's advisory fee was below the peer group median on a contractual basis and that the Advisor actually waived its entire advisory fee and reimbursed the Fund for certain of its expenses as the Fund's expenses were significantly above

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STEPHENS FUNDS®

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

STEPHENS SMALL CAP GROWTH FUND STEPHENS MID CAP GROWTH FUND, CONTINUED

the levels prescribed under the expense limitation agreement. The Board also noted that the Fund's total expense ratio was within the range of the peer group. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.  Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Funds do not exceed specified expense limitations. The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.  The profits to be realized by the Advisor and its affiliates from their relationship with the Funds. The Board reviewed the Advisor's financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for "soft dollars" and the 12b-1 fees paid to the Advisor. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board's decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreements would be in the best interest of each Fund and its shareholders.

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STEPHENS FUNDS®

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust

Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	2	Allegiant Funds.

Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora,CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., prior thereto Senior Vice President; formerly, Senior Vice President, Norton Simon, Inc.	2	The Dana Foundation; The University of Virginia Law School Foundation.

Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.

Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC ("ICA") (mutual fund administrator).	2	Trustee, Managers Funds; Trustee, Managers AMG Funds.

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STEPHENS FUNDS®

TRUSTEES AND EXECUTIVE OFFICERS, CONTINUED

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Officers of the Trust

Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004. Indefinite Term; Since December 2005.	Vice President, U.S. Bancorp Fund Services, LLC, since July 2001.	Not Applicable.	Not Applicable.

Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2002.	Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC, since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	Not Applicable.	Not Applicable.

(1)  The Trustees of the Trust are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

WWW.STEPHENSFUNDS.COM

STEPHENS FUNDS®

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 735-7464. Furthermore, you can obtain the description on the SEC's website at www.sec.gov.

Information regarding how the Stephens Small Cap Growth Fund and the Stephens Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 735-7464. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The Stephens Small Cap Growth Fund and Stephens Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling (866) 735-7464. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.

WWW.STEPHENSFUNDS.COM

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INVESTMENT ADVISOR

Stephens Investment Management Group, LLC
111 Center Street
Little Rock, Arkansas 72201

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103-3638

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105-3441

CUSTODIAN

U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT, FUND ACCOUNTANT AND FUND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

  Ticker  CUSIP

Stephens Small Cap Growth Fund – Class A  STSGX  742935422

Stephens Small Cap Growth Fund – Class I  STSIX  742935380

Stephens Mid Cap Growth Fund – Class A  STMGX  742935414

Stephens Mid Cap Growth Fund – Class I  SFMIX  742935372

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. Quasar Distributors, LLC Distributor (1/08)

FOR ADDITIONAL INFORMATION CONTACT YOUR INVESTMENT ADVISOR OR VISIT STEPHENSFUNDS.COM

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Stephens Small Cap Growth Fund

	FYE 11/30/2007	FYE 11/30/2006
Audit Fees	$16,500	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

Stephens Mid Cap Growth Fund

	FYE 11/30/2007	FYE 11/30/2006
Audit Fees	$16,500	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

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The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Stephens Small Cap Growth Fund

Non-Audit Related Fees	FYE 11/30/2007	FYE 11/30/2006
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Stephens Mid Cap Growth Fund

Non-Audit Related Fees	FYE 11/30/2007	FYE 11/30/2006
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)          The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Professionally Managed Portfolios

By (Signature and Title)	/s/ Robert M. Slotky

Robert M. Slotky, President

Date	January 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert M. Slotky
Robert M. Slotky, President

Date	January 31, 2008

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date	January 29, 2008

* Print the name and title of each signing officer under his or her signature.

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